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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2004
                                                 ------------------

                             EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
                                                    ----------------

                              NOT APPLICABLE
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective as of December 8, 2004, our board of directors authorized and approved our entry into indemnification agreements with our executive officers and directors ("indemnitees"). The indemnification agreements are being circulated for signature by the indemnitees.

         The indemnification agreements generally provide that we must indemnify the indemnitees if the indemnitees are parties or are threatened to be made parties or are otherwise involved in certain proceedings by reason of the fact that the indemnitees were officers or directors of our company or are or were serving at our request as a director, officer, employee or agent of another enterprise. Also, the indemnification agreements provide that we must advance expenses incurred by indemnitees in connection with covered proceedings if the indemnitees undertake in writing to repay the advanced amounts to the extent the indemnitees are determined not to be entitled to indemnification by us. The indemnification agreements also provide that upon the indemnitees' request, we will maintain directors' and officers' liability insurance if and to the extent available to us on commercially reasonable terms. The form of indemnification agreement is filed as an exhibit to this Form 8-K.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

         On December 8, 2004, we filed with the Secretary of State of Delaware certificates of elimination that eliminated the two series of our capital stock designated as Series A Preferred Stock and Series B Preferred Stock, respectively. The filing of the certificates of elimination was approved by our board of directors because no shares of either of those two series remained outstanding and we did not intend to issue any additional shares of either of those two series in the future. Stockholder approval was not required. The certificates of elimination are filed as exhibits to this Form 8-K.

         On December 8, 2004, we filed with the Secretary of State of Delaware a restated certificate of incorporation that restates and integrates into a single instrument the provisions of our certificate of incorporation as previously amended and supplemented. Our board of directors approved the filing of the restated certificate of incorporation to simplify the process of reading our certificate of incorporation. The restatement of our certificate of incorporation was not considered under Delaware law to be an amendment that would require stockholder approval. Therefore, stockholder approval was not sought or obtained for the restatement. The restated certificate of incorporation is filed as an exhibit to this Form 8-K.

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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
       --------------------------------------------

       Not applicable.

(b)    Pro Forma Financial Information.
       --------------------------------

       Not applicable.

(c)    Exhibits.
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   Number        Description
   ------        -----------

    3.1     Certificate Eliminating Reference to a Series of Shares of
            Stock from the Certificate of Incorporation of Emrise Corporation Relating to Series A Preferred Stock, as filed with the Secretary of State of Delaware on December 8, 2004

    3.2     Certificate Eliminating Reference to a Series of Shares of
            Stock from the Certificate of Incorporation of Emrise Corporation Relating to Series B Preferred Stock, as filed with the Secretary of State of Delaware on December 8, 2004

    3.3     Restated Certificate of Incorporation of Emrise Corporation,
            as filed with the Secretary of State of Delaware on December 8,
            2004

    10 Form of Indemnification Agreement to be entered into between Emrise Corporation and each of Carmine T. Oliva, Robert B. Runyon, Laurence P. Finnegan, Jr., Otis W. Baskin, Randolph D. Foote and Graham Jefferies

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2004

                                  EMRISE CORPORATION

                                  By: /s/ RANDOLPH D. FOOTE
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer

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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

   Number        Description
   ------        -----------

    3.1     Certificate Eliminating Reference to a Series of Shares of
            Stock from the Certificate of Incorporation of Emrise Corporation Relating to Series A Preferred Stock, as filed with the Secretary of State of Delaware on December 8, 2004

    3.2     Certificate Eliminating Reference to a Series of Shares of
            Stock from the Certificate of Incorporation of Emrise Corporation Relating to Series B Preferred Stock, as filed with the Secretary of State of Delaware on December 8, 2004

    3.3     Restated Certificate of Incorporation of Emrise Corporation
            as filed with the Secretary of State of Delaware on December 8,
            2004

    10 Form of Indemnification Agreement to be entered into between Emrise Corporation and each of Carmine T. Oliva, Robert B. Runyon, Laurence P. Finnegan, Jr., Otis W. Baskin, Randolph D. Foote and Graham Jefferies